UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/13/2006

ACADIA Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50768

Delaware	06-1376651
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3911 Sorrento Valley Boulevard
San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 558-2871
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On June 13, 2006, our Board of Directors created a new Scientific Advisory Committee of the board and approved an updated compensation program for outside directors (i.e. non-employees) to reflect changes for this new committee. The description of the outside director compensation plan is set forth in Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number          Description

99.1                            Outside Director Compensation Plan.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: June 19, 2006	By:	/s/ Glenn F. Baity
Glenn F. Baity
General Counsel & Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Outside Director Compensation Plan